UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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Laura Coleman—Legal

From: SPECIMEN <id@proxyvote.com> Sent: Monday, April 12, 2021 1:05 PM To: Butler, Laurie x51637
Subject: #NYCB21PXY#                NEW YORK COMMUNITY BANCORP, INC. Annual Meeting %P53161_ 0_0123456789012345_0000001%
Your Vote Counts!
NEW YORK COMMUNITY BANCORP, INC.
2021 Annual Meeting May 26, 2021
Vote Now!
As an investor in this security, you have the right to vote on important issues.
Make your voice heard now!
Ways to Vote
Go to ProxyVote.com

Vote Common Shares by:

May 25, 2021
Vote Plan Shares by:
May 20, 2021
Control Number:
0123456789012345
Call 1-800-690-6903
This email represents the following share(s):
*** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR
SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000
Dear New York Community Bancorp, Inc. Shareholder:
The proxy materials for the New York Community Bancorp, Inc. (the “Company”) 2021 Annual Meeting of Shareholders are now available. This e-mail provides the information you need to view these materials online, cast your vote over the Internet, and (if desired) request a copy of the meeting materials.
New York Community Bancorp, Inc.’s Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the elections of directors, “FOR” the ratification of KPMG LLP as the Company’s independent auditor, “FOR” an advisory vote to approve compensation for the executive officers, “FOR” a proposal to amend the Amended and Restated Certificate of Incorporation in order to phase out the classification of the board of directors and provide instead for the annual elections of directors, and “AGAINST” the shareholder proposal disclosed in the Proxy Statement.
Your vote is very important. We urge you to take a moment now to follow the instructions provided in this e-mail and cast your vote. To view the Annual Meeting Materials, please go to the Internet site specified below.

Important Materials: Proxy Statement 10-K Report Annual Report
Attend the Virtual
Meeting
Attend the Meeting
For holders as of April 1, 2021
Why Should I Vote?
Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares.
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